CERTIFICATE OF

 MODIFIED DISCLOSURE SCHEDULES

Each of the undersigned hereby certifies that the modified disclosure schedules relating to Sections 1 (a), 3(b), 5(d), 5(h), 5(m), 5(q), 5(r), and 10(h) and attached hereto as Exhibit A supercede the prior disclosure schedules with the corresponding section number provided pursuant to that certain Existing Samples Purchase Agreement dated October 12, 2006, as amended by the Amendment and Modification to the Existing Samples Purchase Agreement, dated February 28, 2007, by and between Corcell, Inc., a Delaware corporation (the “Seller”) and Cord Blood America, Inc., a Florida corporation (the “Buyer”) (collectively, the “Agreement”).

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CERT OF MODIFIED

DISCLOSURE SCHEDULES

IN WITNESS WHEREOF, the parties have executed this Certificate this 28th of February, 2007.

SELLER:

CORCELL, INC.,

a Delaware corporation

By:_______________________________

Name: Antonia Lafferty

Title:  President

BUYER:

CORD BLOOD AMERICA, INC.,

a Florida corporation

By:_______________________________

Name: Matthew Schlisser

Title: President and Chief Executive Officer

CERT OF MODIFIED

DISCLOSURE SCHEDULES

Exhibit A

[Please see attached]

CERT OF MODIFIED

DISCLOSURE SCHEDULES

SCHEDULE 1(A)

ADDITIONAL ACQUIRED ASSETS

•

Coriell Equipment (Attachment)

•

Existing Specimen Samples (Attachment)

•

Accounts Receivable- specifically identified and reconciled as per a detailed schedule to be provided by Seller

CERT OF MODIFIED

DISCLOSURE SCHEDULES

SCHEDULE 3(B)

ASSET ALLOCATION

•

Assets allocation will occur not later than 30 days after the Closing Date.

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DISCLOSURE SCHEDULES

SCHEDULE 5(d)

CONSENTS

IBC Marketing Services and Securities Purchase Agreement dated April 11, 1997 between Independence Blue Cross and CorCell, Inc.

IBC Services Agreement dated June 20, 2003 between Independence Blue Cross and CorCell, Inc.

Keystone Health Plan East dated July 1, 2002 between Keystone and CorCell, Inc.

QCC Insurance Company dated July 1, 2002 between QCC Insurance Company and CorCell, Inc. and Highmark Inc. DBA Pennsylvania Blue Shield

National Labor Office of the BlueCross Blue Shield Association dated august 1, 2004 between National Account Services Company LLC, BlueCross and BlueShield Association and CorCell, Inc.

GE CAPITAL CONSUMER CARD CO. dated July 13, 2004 between GE Capital Consumer Card Co. and CorCell, Inc.

CorCell Stockholder/Board Consent

Canon Financial Services for lease of Cannon L9000 fax machine and iR C5800 copier dated January 21, 2005 between Canon Financial Services, Inc. and CorCell, Inc.

Pitney Bowes Credit Corp for lease of DM5500 System with 5# scale and folder/inserter dated July 28, 2004 between Pitney Bowes Credit Corporation and CorCell, Inc.

Verizon Communications Inc. and Verizon Services Corp dated September 13, 2005 between Verizon Communications Inc. and Verizon Services Corp and CorCell, Inc.

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SCHEDULE 5(H)

DELETED IN ITS ENTIRETY

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SCHEDULE 5(M)

LITIGATION

•

Gert-Christian Scheiner

•

PharmaStem

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DISCLOSURE SCHEDULES

SCHEDULE 5(Q)

CONTRACTS

•

Independence Blue Cross – IBC Marketing Services and Securities Purchase Agreement d ated April 11, 1997 between Independence Blue Cross and CorCell, Inc.

•

IBC Services Agreement dated June 20, 2003 between Independence Blue Cross and CorCell, Inc.

•

National Labor Office of the BlueCross BlueShield Agreement dated August 1, 2004 between National Account Services Company LLC, BlueCross and BlueShield Association and CorCell, Inc. – requires consent for change of control.

•

Care Credit (GE Capital Consumer Card Co.) dated July 13, 2004 between GE Capital Consumer Card Co. and CorCell, Inc.  – requires consent to assign.

•

Verizon Communications Inc. and Verizon Services Corp dated September 13, 2005 between Verizon Communications Inc. and Verizon Services Corp and CorCell, Inc. – related to the agreement of sublease located at 1717 Arch St.

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DISCLOSURE SCHEDULES

SCHEDULE 5(R)

DELETED IN ITS ENTIRETY

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DISCLOSURE SCHEDULES

SCHEDULE 10(H)

DELETED IN ITS ENTIRETY

CERT OF MODIFIED

DISCLOSURE SCHEDULES